Exhibit 99.1

Carbylan Therapeutics and KalVista Pharmaceuticals Conference Call to Discuss Proposed Transaction

Companies to Host Conference Call Friday, June 24th at 8:00am ET

Salisbury, UK and Palo Alto, CA – June 22, 2016 – KalVista Pharmaceuticals Ltd. (“KalVista”), a privately held biopharmaceutical company, and Carbylan Therapeutics, Inc. (“Carbylan”) (Nasdaq: CBYL), today announced conference call details to discuss the proposed transaction pursuant to which KalVista will become a wholly owned subsidiary of Carbylan and the shareholders of KalVista will become the majority owners of Carbylan.

Conference Call Details

Conference Call Friday, June 24th at 8:00 a.m. Eastern Time (5:00 a.m. Pacific Time)

KalVista and Carbylan will host a teleconference to discuss the proposed transaction announced on June 15, 2016. The live call may be accessed by phone by calling (866)-405-1247 (domestic) or (201)-689-8045 (international). Audio may also be accessed on the Carbylan website in the investor relations section at www.Carbylan.com, or the KalVista website at www.KalVista.com. A replay of the call will be available for 14 days by phone by calling (877)-660-6853 (domestic) or (201)-612-7415 (international), conference ID 13639956.

About KalVista.

KalVista is a pharmaceutical company focused on the discovery, development, and commercialization of small molecule protease inhibitors for diseases with significant unmet needs. KalVista has developed a proprietary portfolio of small molecule plasma kallikrein inhibitors targeting hereditary angioedema (HAE) and diabetic macular edema (DME). KalVista’s portfolio of orally delivered plasma kallikrein inhibitors for HAE is expected to commence Phase 1 clinical trials in the third quarter of 2016. KalVista’s most advanced program, an intravitreally administered plasma kallikrein inhibitor for DME, has successfully completed Phase 1 clinical trials in DME patients and is being prepared for a Phase 2 clinical trial. www.KalVista.com

About Carbylan

Carbylan Therapeutics, Inc. is a clinical-stage specialty pharmaceutical company. Carbylan’s initial focus was on the development of Hydros-TA, its proprietary, potentially best-in-class intra-articular injectable product candidate to treat pain associated with osteoarthritis of the knee. Carbylan was incorporated in the state of Delaware on March 26, 2004 as Sentrx Surgical, Inc. Carbylan’s name was changed to Carbylan Biosurgery, Inc. on December 14, 2005 and again to Carbylan Therapeutics, Inc. on March 7, 2014.

Since commencing operations in 2004, Carbylan has devoted substantially all of its efforts to identifying and developing product candidates for therapeutic markets, recruiting personnel and raising capital. Carbylan has devoted predominantly all of its resources to the preclinical and clinical development of, and manufacturing capabilities for, Hydros-TA.

In February 2016, Carbylan announced topline results of COR1.1 trial, a Phase 3 clinical trial comparing treatment with Hydros-TA to treatment with Hydros and with TA, on a standalone basis. Hydros-TA met the first of its two primary endpoints but did not meet its second primary endpoint. In April 2016, Carbylan announced that it had suspended further clinical development of Hydros-TA.

Safe Harbor Statements:

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Carbylan intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and furnish or file other materials with the SEC. The definitive proxy statement will be sent or given to the stockholders of Carbylan and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, CARBYLAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Carbylan with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement upon written request directed to the Corporate Secretary at 39899 Balentine Drive, Suite 200, Newark, CA 94560, or by phone at (510) 933-8365.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under or applicable exemption from the securities laws of any such jurisdiction.

Participants in the Solicitation

Carbylan, KalVista and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Carbylan in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Carbylan is included in proxy statement for its 2016 Annual Meeting, which was filed with the SEC on April 28, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Carbylan.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the structure, timing and completion of the proposed transaction; Carbylan’s continued listing on NASDAQ prior to and after the proposed transaction; expectations regarding the capitalization, resources and ownership structure of the combined company; expectations regarding the sufficiency of the combined company’s resources to fund the advancement of any development program or the completion of any clinical trial; the nature, strategy and focus of the combined company; the safety, efficacy and projected development timeline and commercial potential of any product candidates; the executive officer and board structure of the combined company; and the expectations regarding voting by Carbylan stockholders. Carbylan, KalVista and KalVista’s shareholders may not actually consummate the proposed transaction, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in our forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Carbylan’s and KalVista’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed transaction through the process being conducted by Carbylan and KalVista, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned clinical development programs, the ability to successfully develop any of KalVista’s product candidates, and the risks associated with the process of developing, obtain regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. Risks and uncertainties facing Carbylan are described more fully in Carbylan’s periodic reports filed with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Carbylan undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Contacts

For KalVista:

Andrew Crockett

+44 1980 753002

info@kalvista.com

For Carbylan:

David Renzi

+1 (510) 933-8365

info@carbylan.com